EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I,  Richard  Moore,  hereby  certify,   pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, that:

     1. the quarterly report on Form 10-Q of Fox Petroleum Inc. for the period ended November 30, 2009 fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Fox Petroleum Inc..


Dated: January 18, 2010


                               /s/ RICHARD MOORE
                               _________________________________________________
                               Richard Moore
                               President, Chief Executive Officer, Chairman, and Director
                               (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)




A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Fox Petroleum Inc. and will be retained by Fox Petroleum Inc. and furnished to the Securities and Exchange Commission or its staff upon request.